Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAMES	DOMESTIC JURISDICTION
12TH STREET CAPITAL, LLC	DELAWARE
ADVANCED MARKETS HOLDINGS, LLC	DELAWARE
AMEEFI SERVICES, INC.	DELAWARE
AMEREX BROKERS LLC	DELAWARE
AMPEX ENERGY, LLC	DELAWARE
APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO
APARTMENT REALTY ADVISORS MIDWEST, INC.	OHIO
APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA
APARTMENT REALTY ADVISORS OF ARIZONA, LLLP	ARIZONA
APARTMENT REALTY ADVISORS OF COLORADO, LLLP	COLORADO
APARTMENT REALTY ADVISORS OF FLORIDA, INC.	FLORIDA
APARTMENT REALTY ADVISORS OF FLORIDA, LLC	FLORIDA
APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA
APARTMENT REALTY ADVISORS OF GEORGIA, INC.	GEORGIA
APARTMENT REALTY ADVISORS, LLC	DELAWARE
APARTMENT REALTY ADVISORS/CENTRAL STATES, INC.	KANSAS
APARTMENT REALY ADVISORS OF THE CAROLINAS, INC.	NORTH CAROLINA
AQUA SECURITIES HOLDINGS, LLC	DELAWARE
AQUA SECURITIES, L.P.	DELAWARE
AQUA SOFTWARE, LLC	DELAWARE
ARA CAL, INC.	CALIFORNIA
ARA CAL, INC.	CALIFORNIA

ARA DC, LLC	DELAWARE
ARA NATIONAL LAND SERVICES, LLC	VIRGINIA
ARA NORTHWEST, LLC	OREGON
ARA OF OKLAHOMA/ARKANSAS LLC	DELAWARE
ARFIMA FINANCIAL SERVICES SL	SPAIN
ARFIMA TRADING S.L.	SPAIN
AUREL BGC	FRANCE
BGC (SECURITIES) AUSTRALIA PTY LIMITED	AUSTRALIA
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	ENGLAND
BGC BROKERS HOLDINGS, L.P.	DELAWARE
BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	ENGLAND
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY	CANADA/NOVA SCOTIA
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY HOLDINGS, LLC	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA
BGC CAPITAL MARKETS, L.P.	DELAWARE

BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS
BGC CHINA HOLDINGS, LLC	DELAWARE
BGC CHINA, L.P.	DELAWARE
BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EPSILON FINANCING, LLC	DELAWARE
BGC EPSILON HOLDINGS, LLC	DELAWARE
BGC EUROPEAN GP LIMITED	ENGLAND
BGC EUROPEAN HOLDINGS, L.P.	ENGLAND
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE
BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	ENGLAND
BGC GP LIMITED	ENGLAND
BGC GP, LLC	DELAWARE
BGC HCMC HOLDINGS, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, L.P.	DELAWARE

BGC HOLDINGS, LLC	DELAWARE
BGC INFORMATION HOLDINGS, LLC	DELAWARE
BGC INFORMATION, L.P.	DELAWARE
BGC INTERNATIONAL	ENGLAND
BGC INTERNATIONAL GP LIMITED	ENGLAND
BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	ENGLAND
BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
BGC M LIMITED PARTNERSHIP	ENGLAND AND WALES
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO
BGC NOTE ACQUISITION CO. HOLDINGS, LLC	DELAWARE
BGC NOTE ACQUISITION CO., L.P.	DELAWARE
BGC NOTES, LLC	NEW YORK
BGC NU HOLDINGS, LLC	DELAWARE
BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	MOSCOW, RUSSIA
BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY
BGC PARTNERS, INC.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC PARTNERS, L.P.	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE

BGC REAL ESTATE OF ARIZONA, LLC	DELAWARE
BGC REAL ESTATE OF MICHIGAN, LLC	DELAWARE
BGC REAL ESTATE OF NEVADA, LLC	DELAWARE
BGC REAL ESTATE OF OHIO HOLDINGS, LLC	DELAWARE
BGC REAL ESTATE OF OHIO, L.P.	DELAWARE
BGC REAL ESTATE OF WASHINGTON, LLC	DELAWARE
BGC REAL ESTATE, LLC	DELAWARE
BGC REMATE HOLDINGS, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SECURITIES (SOUTH AFRICA) PTY LIMITED	SOUTH AFRICA
BGC SECURITIES SARL	SWITZERLAND
BGC SERVICES (HOLDINGS) LLP	ENGLAND
BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC STOCKHOLM GP LIMITED	ENGLAND AND WALES
BGC STOCKHOLM HOLDINGS LP	ENGLAND AND WALES
BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE
BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG
BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN
BGC TECHNOLOGY A LIMITED	ENGLAND AND WALES
BGC TECHNOLOGY B LIMITED	ENGLAND AND WALES
BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE

BGC TECHNOLOGY ELX FUTURES HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX FUTURES HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY INTERNATIONAL LIMITED	ENGLAND
BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY MARKETS, L.P.	DELAWARE
BGC TECHNOLOGY SUPPORT SERVICES LIMITED	ENGLAND AND WALES
BGC TECHNOLOGY, LLC	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC URUGUAY HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE
BGCANTOR MARKET DATA HOLDINGS, LLC	DELAWARE
BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCM GP LIMITED	ENGLAND AND WALES
BGCSHLLP HOLDINGS LIMITED	ENGLAND
BIP TRADING (UK) LIMITED	ENGLAND AND WALES
BIP TRADING LLP	ENGLAND AND WALES
BRAINS INC LIMITED	ENGLAND AND WALES
CENTURY CHARTERING (U.K.) LIMITED	ENGLAND AND WALES

CFI EUROPE LIMITED	ENGLAND
CFI GERMANY GMBH	GERMANY
CFI NORDIC LIMITED	ENGLAND
CHART TRADING DEVELOPMENT, LLC	TEXAS
CHINA CREDIT BGC MONEY BROKING COMPANY LIMITED (Joint Venture)	CHINA
CHRISTOPHER STREET CAPITAL LIMITED	ENGLAND AND WALES
CINCINNATI COMMERCIAL REAL ESTATE, INC.	OHIO
COMMUNICATIONS CLEARING HOUSE ASSOCIATIONS, LTD. (Not-for-Profit: 404(a))	NEW YORK
COMPUTERIZED FACILITY INTEGRATION, LLC	MICHIGAN
CONVERGE TOWERS, LLC	DELAWARE
CORNISH & CAREY COMMERCIAL	CALIFORNIA
CREDITORS COLLECTIONS, LLC	DELAWARE
CSC COMMODITIES UK LIMITED	ENGLAND AND WALES
D’VEGA LIMITED	ENGLAND AND WALES
eAB HOLDINGS, LLC	DELAWARE
EIP HOLDINGS ACQUISITION, LLC	DELAWARE
EIP HOLDINGS, LLC	DELAWARE
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
ENERGYCURVES LLC	DELAWARE
EPSILON NETWORKS, LLC	DELAWARE
ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND
EURO BROKERS CANADA LIMITED	CANADA

EURO BROKERS HOLDINGS LTD	ENGLAND
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
EXCESS SPACE RETAIL SERVICES, INC.	CALIFORNIA
FENICS LIMITED	ENGLAND AND WALES
FENICS SOFTWARE INC.	DELAWARE
FENICS SOFTWARE LIMITED	ENGLAND AND WALES
FHLP, LLC	DELAWARE
FINTAN PARTNERS SPECIALTY CREDIT GP, LLC	DELAWARE
FINTAN PARTNERS, LLC	DELAWARE
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA/NOVA SCOTIA
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
G&E ACQUISITION COMPANY, LLC	DELAWARE
G&E APPRAISAL SERVICES, LLC	DELAWARE
G&E MANAGEMENT SERVICES, LLC	DELAWARE
G&E REAL ESTATE MANAGEMENT SERVICES, INC.	DELAWARE
G&E REAL ESTATE, INC.	DELAWARE
GFI (HK) BROKERS LIMITED	HONG KONG
GFI (HK) SECURITIES L.L.C.	NEW YORK
GFI (HK) SECURITIES LIMITED	HONG KONG
GFI ADVISORS (CHINA) Co. LIMITED	CHINA
GFI AUSTRALIA PTY LIMITED	AUSTRALIA
GFI BERMUDA LTD.	BERMUDA
GFI BROKERS (CHILE) AGENTES DE VALORES SPA	CHILE
GFI BROKERS LIMITED	ENGLAND AND WALES
GFI DEL PERU S.A.C.	PERU
GFI EMEA HOLDINGS LIMITED	ENGLAND AND WALES

GFI EXCHANGE COLOMBIA S.A.	BOGOTA, DISTRICT OF COLOMBIA
GFI FINANCE SARL	LUXEMBOURG
GFI FUTURES EXCHANGE LLC	DELAWARE
GFI GROUP DO BRASIL LTDA	BRAZIL
GFI GROUP INC.	DELAWARE
GFI GROUP INC.	DELAWARE
GFI GROUP LLC	NEW YORK
GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI GROUP MEXICO SERVICO S. DE R.L. DE C.V.	MEXICO
GFI GROUP PERU S.A. (SAME ENTITY AS GFI DEL PERU S.A.C.??)	PERU
GFI GROUP PTE LIMITED	SINGAPORE
GFI HOLDINGS LIMITED	ENGLAND AND WALES
GFI INTERNATIONAL HOLDINGS LP	ENGLAND AND WALES
GFI KOREA MONEY BROKERAGE LIMITED	KOREA
GFI MARKETS INVESTMENTS LIMITED	ENGLAND AND WALES
GFI MARKETS LIMITED	ENGLAND AND WALES
GFI MARKETS LLC	DELAWARE
GFI NEWGATE LIMITED	ENGLAND AND WALES
GFI PARTNERS EUROPE LLP	ENGLAND AND WALES
GFI SECURITIES (SA)	ARGENTINA
GFI SECURITIES (SA) (PROPRIETARY) LIMITED	SOUTH AFRICA
GFI SECURITIES LIMITED	ENGLAND AND WALES
GFI SECURITIES LLC	DELAWARE
GFI SECURITIES LLC	NEW YORK

GFI SECURITIES NYON SARL	SWITZERLAND
GFI SECUTITIES COLOMBIA S.A.	COLUMBIA
GFI SERVICIOS CORPORATIVOS, S.A. DE C.V.	MEXICO
GFI SWAPS EXCHANGE LLC	DELAWARE
GFI TP HOLDINGS PTE. Ltd	SINGAPORE
GFI UK HOLDING LIMITED PARTNERSHIP	ENGLAND AND WALES
GFINET EUROPE LIMITED	ENGLAND AND WALES
GFINET HOLDINGS INC.	DELAWARE
GFINET INC.	DELAWARE
GFINET UK LIMITED	ENGLAND AND WALES
GFINET, INC.	DELAWARE
GFIX LLC	DELAWARE
GM CAPITAL MARKETS LIMITED	ENGLAND AND WALES
HOLDING DI SERVIZI FINANZIARI SRL	ITALY
ICE TRUST LLC	NEW YORK
ID RESOLUTION, LLC	ARIZONA
JADESTONE CONSULTANTS LIMITED	CYPRUS
JPI MERGER SUB 1, INC.	DELAWARE
JPI MERGER SUB 2, LLC	DELAWARE
JPI MERGER SUB 3, INC.	DELAWARE
KYTE CAPITAL MANAGEMENT LIMITED	ENGLAND AND WALES
KYTE FUND MANAGEMENT (UK) LIMITED	ENGLAND AND WALES
KYTE FUNDS SCP	CAYMAN ISLANDS
KYTE GROUP NOMINEES LIMITED	ENGLAND AND WALES
KYTE SECURITIES LLC	NEW YORK
LAKE SECURITIES LIMITED	ENGLAND AND WALES

LEVEL 3 ENERGY MANAGEMENT LLC	TEXAS
MARTIN BROKERS GROUP LTD.	ENGLAND AND WALES
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
MIS HOLDINGS, LLC	DELAWARE
NEWMARK & COMPANY REAL ESTATE, INC.	NEW YORK
NEWMARK BUILDING SERVICES, LLC	NEW YORK
NEWMARK CONSTRUCTION SERVICES, L.L.C.	NEW YORK
NEWMARK GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
NEWMARK GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
NEWMARK HOLDING LIMITED	ENGLAND AND WALES
NEWMARK INVESTOR I, LLC	DELAWARE
NEWMARK LI LLC	NEW YORK
NEWMARK MIDWEST REGION, LLC	ILLINOIS
NEWMARK OF CONNECTICUT LLC	CONNECTICUT
NEWMARK OF LONG ISLAND LLC	NEW YORK
NEWMARK OF MASSACHUSETTS LLC	MASSACHUSETTS
NEWMARK OF SOUTHERN CALIFORNIA	CALIFORNIA
NEWMARK OF WASHINGTON D.C. LLC	DISTRICT OF COLUMBIA
NEWMARK REAL ESTATE OF DALLAS, LLC	TEXAS
NEWMARK REAL ESTATE OF HOUSTON, LLC	TEXAS
NEWMARK REAL ESTATE OF MASSACHUSETTS, LLC	MASSACHUSETTS
NEWMARK REAL ESTATE OF NEW JERSEY, L.L.C.	NEW JERSEY
NEWMARK REAL ESTATE OF PRINCETON LLC	NEW JERSEY
NEWMARK RETAIL PARTNERS LLC	NEW YORK

NEWMARK RETAIL, LLC	NEW YORK
NEWMARK SOUTHERN REGION, LLC	GEORGIA
NGA, LLC	GEORGIA
NGKF GLOBAL CORPORATE SERVICES (EUROPE) LIMITED	ENGLAND AND WALES
NGKF GLOBAL CORPORATE SERVICES LIMITED	ENGLAND AND WALES
NGKF SECURITIES, LLC	DELAWARE
NNJ, L.L.C.	NEW JERSEY
NOC LLC	ILLINOIS
NOH, LLC	TEXAS
NRB, LLC	MASSACHUSETTS
NRED, LLC	TEXAS
NREP, LLC	NEW JERSEY
NWDC LLC	DISTRICT OF COLUMBIA
O.S.T.C LIMITED	ENGLAND AND WALES
O.S.T.C. FINANCIALS LTD. & O.S.T.C. POLAND ENTITIES	POLAND
O’BOYLE PROPERTIES, INC.	TEXAS
OSTC FX LIMITED	ENGLAND AND WALES
QUBED DERIVATIVES LLP	ENGLAND AND WALES
QUBITIA SOLUTIONS SL	SPAIN
REMATE (USA), INC.	NEW YORK
REMATE LINCE, S.A.P.I. de C.V.	MEXICO
REXX INDEX, LLC	CONNECTICUT
RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE
RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE
RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO

ROSS REAL ESTATE, LTD.	COLORADO
RRE GENERAL, LLC	COLORADO
SDIC THOMSON REUTERS GFI BROKERS LIMITED	CHINA
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SEMINOLE FINANCIAL (EUROPE) LP	ENGLAND
SEMINOLE FINANCIAL LIMITED	ENGLAND
SISTEMAS VAR	MEXICO
SMITH MACK & CO., INC.	PENNSYLVANIA
SMITH MACK HOLDINGS, INC.	PENNSYLVANIA
SMITH MACK PROPERTY MANAGEMENT CO., INC.	PENNSYLVANIA
SOUTHWEST RESIDENTIAL PARTNERS, INC.	TEXAS
STEFFNER COMMERCIAL REAL ESTATE, LLC	TENNESSEE
STERLING BROKERS LIMITED	ENGLAND
STERLING INTERNATIONAL BROKERS LIMITED	ENGLAND
TEUCRIUM TRADING, LLC	DELAWARE
TOWER BRIDGE (ONE) LIMITED	ENGLAND AND WALES
TOWER BRIDGE GP LIMITED	ENGLAND
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	ENGLAND
TP HOLDINGS, LLC	DELAWARE
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRADESPARK, L.P.	DELAWARE
TREASURYCONNECT LLC	DELAWARE
VARIANCE CAPITAL LLP	UNITED KINGDOM
VINCOREX A.G.	SWITZERLAND